EXHIBIT 99.1




The National Collegiate Trust
Guaranteed Access To Education ("GATE(sm)")

PROGRAM MANUAL
(Bank of Boston Edition)
(Revised 8/1/96)
Effective:  January 1, 1996

Section 1.        General Provisions

         Capitalized terms used in this Section 1 without definition are defined in Section 2, below.

         1.1. THE GUARANTEED ACCESS TO EDUCATION PROGRAM. The Guaranteed Access To Education Program (the "GATE(sm) Program") is a private subsidized educational loan program designed specifically to meet the needs of students attending a degree or certificate program at a participating accredited professional school or four-year college or university (each, a "Participating Institution"). The loan funds are intended to be used to pay educational costs at the Participating Institutions.

         1.2. PARTICIPANTS IN THE GATE(SM) PROGRAM. Participants in the GATE(sm) Program include:

                  (a) The originating bank, The First National Bank of Boston, which underwrites and provides funds for the loan ("Program Lender").

                  (b) The students attending the Participating Institutions who receive loans under the GATE(sm) Program ("Borrowers").

                  (c) The Participating Institutions.

                  (d) The National Collegiate Trust ("NCT"), which will form or cause to be formed one or more special purpose business trusts or other entities to purchase pools of promissory notes evidencing the loans to Borrowers pursuant to the GATE(sm) Program (the "GATE(sm) Notes") from the Program Lender and issue bonds secured by the GATE(sm) Notes.

                  (e) The loan servicing organization and processing agent for the GATE(sm) Notes, Pennsylvania Higher Education Assistance Agency ("Servicer").

                  (f) The Indenture Trustee, State Street Bank and Trust Company, which will hold legal title to the GATE(sm) Notes for the benefit of the holders of the bonds which NCT arranges to be issued.

         1.3. REPAYMENT. Borrower is obligated to repay the holder of the GATE(sm) Note the full amount borrowed, plus interest, including any capitalized interest (as described below), late fees and collection costs. The GATE(sm) Note, including all principal and accrued interest, must be repaid over a period that typically extends 13 years after graduation. More precisely, repayment must be completed by the date which is 8 years after the "Amortization Date" which in turn is the earlier of: (a) the October 1 five years after the day that is 31 days after the Borrower's Expected Graduation Date, or (b) the October 1 that occurs nine years after the Note Date. In general, Borrower begins paying interest once he or she is no longer enrolled FullTime at an Eligible Institution. Repayment of the principal amount of the GATE(sm) Note, which amount includes any capitalized interest, begins on the Amortization Date. Certain interest deferments are available to Borrowers who need additional time to complete their undergraduate degree on a Full-Time basis, who return to complete their undergraduate degree after taking time off, or who continue their education in graduate studies on a Full-Time basis (each, a "Deferment Period"). Furthermore, for limited periods of time and under certain conditions described below, Servicer may allow a Borrower to discontinue or reduce his or her monthly payments of principal and, in limited circumstances, interest under those circumstances where Borrower's ability to make scheduled payments is inhibited (each, a "Forbearance Period"). The obligation to repay the GATE(sm) Note is not canceled in the event of Borrower's death or total and permanent disability; Cosigner or Borrower's estate will be expected to repay the GATE(sm) Note.

         1.4. INTEREST RATE. Borrower's GATE(sm) Note bears interest at the fixed rate specified in the GATE(sm) Note, computed on a daily basis. Interest on a GATE(sm) Note is calculated on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed.

         1.5. INTEREST PAYMENTS. While Borrower is Enrolled Full-Time at an Eligible Institution, subject to the conditions set forth in the GATE(sm) Note, accrued interest will be deferred. Accrued interest shall be due and payable in full on the Deferment End Date. At the Borrower's request, however, accrued interest may be added to the principal balance on the Deferment End Date, and such capitalized interest will then be repaid with other principal balances. Once Borrower's Scheduled Deferment End Date occurs, interest shall be payable by Borrower monthly, unless a Deferment Period is granted. If at any time prior to Borrower's Expected Graduation Date, Borrower fails to be Enrolled Full-Time at an Eligible Institution, Borrower will be required to make interest payments beginning on the Deferment End Date. If Borrower resumes Full-Time enrollment status at an Eligible Institution, Borrower may request deferment of interest as provided in Section 3.6 hereof. Such deferment of interest payments will resume on the first day of the second calendar month following the date that Borrower submits written confirmation to Servicer from an Eligible Institution that such Borrower has resumed Full-Time enrollment status. Upon receipt by Servicer of written notice from the Participating Institution that Borrower has failed to maintain Full-Time enrollment status, Servicer shall begin billing Borrower for payments due from Borrower under the terms of the GATE(sm) Note.

         1.6. CONSOLIDATION OF PAYMENTS ON GATE(SM) NOTES. Servicer shall consolidate the payments to be made by a Borrower who has two or more GATE(sm) Notes outstanding; provided, however, that GATE(sm) Notes with a Cosigner shall only be consolidated with other GATE(sm) Notes with the same Cosigner. Any partial payments made on consolidated GATE(sm) Notes shall be allocated among each of Borrower's GATE(sm) Notes on the basis of the principal amounts then outstanding. Notwithstanding the foregoing, Servicer shall not be obligated to consolidate any payments until the earlier of: (i) Servicer's full conversion to the "Compass Servicing" system, or (ii) October 1, 1996.

         1.7. SCOPE OF PROGRAM RULES. This Program Manual is binding on Servicer, the Participating Institutions, the Program Lender and all holders of GATE(sm) Notes. This Program Manual may be amended by the mutual agreement of Program Lender, Servicer and NCT from time to time. In addition, NCT has the right to unilaterally amend this Program Manual with respect to certain matters pursuant to the terms of its written agreements with Program Lender. An amended Program Manual will be provided to Servicer, the Program Lender, NCT and to each Participating Institution prior to the effective date of any amendment. If the eligibility requirements for loans as set forth in Section 4 hereof are varied by Program Lender or any Participating Institution, with NCT's approval, then Servicer shall be entitled to request a change in pricing under the servicing agreement and, if the pricing change is not agreed to by both NCT and Program Lender, then no such variations shall be allowed. If the rules in this Program Manual are inconsistent with the GATE(sm) Note, then the GATE(sm) Note shall prevail. The parties hereto agree to implement any changes to this Program Manual in a reasonable time (which shall not be more than 30 days, unless a longer period is otherwise agreed to in writing).

Section 2.        Definitions

         2.1. AMORTIZATION DATE. The date on which repayment of principal begins, which date is the earlier of: (a) the October 1 five years after the day that is 31 days after the Borrower's Expected Graduation Date, or (b) the October 1 that occurs nine years after the Note Date.

         2.2. APPLICANT. A student who meets the criteria established for Borrowers and who seeks a loan under the GATE(sm) Program.

         2.3. BORROWER. A person who meets the requirements of Section 4.1 of this Program Manual and who has executed a GATE(sm) Note.

         2.4. COSIGNER. An individual who signs a GATE(sm) Note in the capacity of a cosigner within the meaning of the Uniform Commercial Code. In general, the Cosigner is equally liable for the payments required on the GATE(sm) Note. A Cosigner will only be required if (i) Applicant is unable legally to enter into a binding agreement, (ii) Applicant is not a United States citizen or certified permanent resident or (iii) the Program Lender requires a Cosigner. Lender will require a Cosigner for all GATE(sm) Loans made to students (a) enrolled at any one of the Participating Institutions listed on Appendix E hereto, as amended from time to time by Lender in its sole and absolute discretion or (b) who have an outstanding balance with the school from a prior semester.

         2.5. DEFAULT. Borrower and Cosigner shall be in default on a GATE(sm)
Note if any one of the following events occurs:

                  (a) A scheduled payment is not made within 151 days of the date such payment is due under the GATE(sm) Note.

                  (b) (i) Borrower dies (and there is not a Cosigner), Borrower is adjudicated incompetent, voluntary or involuntary bankruptcy proceedings are instituted by or against Borrower, or Borrower makes an assignment for the benefit of creditors, or (ii) any one of these events occurs, but in respect of Cosigner.

                  (c) Any statement or representation on the application for the loan evidenced by the GATE(sm) Note or on the GATE(sm) Note made by Borrower or Cosigner is materially untrue, incorrect or incomplete.

                  (d) Borrower (or, upon failure of Borrower, Cosigner, if any) fails to perform any other agreement contained in the GATE(sm) Note.

                  (e) Borrower fails to promptly notify Servicer or any other person designated, in writing, by Program Lender (as holder of the GATE(sm) Notes) or NCT of (i) any change in Borrower's name or address, or (ii) Borrower's transfer, withdrawal or graduation from, or loss of Full-Time status at, the Eligible Institution at which Borrower had been Enrolled; or Cosigner fails to promptly notify Servicer or any other person designated in writing, by Program Lender (as holder of the GATE(sm) Notes) or NCT, of any change in Cosigner's name or address. Notice shall be deemed prompt if received by the appropriate party within 10 days of the change.

         2.6. DEFERMENT END DATE. The date on which interest payments shall become due monthly, which date shall be the earliest of:

                  (a) the Scheduled Deferment End Date;

                  (b) the first day of the fifth calendar month after Borrower ceases to be Enrolled Full-Time at an Eligible Institution, whether on account of graduation, withdrawal, or otherwise;

                  (c) the first day of the second calendar month after Borrower gives Servicer written notice that Borrower wishes to begin making interest payments.

Servicer may establish a Deferment End Date subsequent to those provided above for the convenience of Servicer in processing payments or in the event that notice of events described above is not timely received by Servicer.

         2.7. DEFERMENT PERIOD. The period of time, but only prior to the Amortization Date, during which Borrower may defer the payment of interest on his or her GATE(sm) Note while completing his or her undergraduate degree on a Full-Time basis or continuing graduate studies on a Full-Time basis. The amount of such deferred interest shall be added to the outstanding principal balance of the GATE(sm) Note at the end of the Deferment Period and shall be repaid as part of the principal balance as set forth in the GATE(sm) Note.

         2.8. DELINQUENT. The failure of a Borrower or Cosigner to make a payment on a GATE(sm) Note when due.

         2.9. DUE DILIGENCE. The utilization by Servicer and the Program Lender or other holder of a GATE(sm) Note, in making the loan or servicing or collecting on a GATE(sm) Note, of practices at least as extensive and forceful as those generally practiced by institutions for consumer loans of similar size and terms not covered by a guarantee or insurance. This due diligence requirement will be deemed satisfied with respect to collection of a GATE(sm) Note which is Delinquent if such collection is performed in accordance with attached Appendix A.

         2.10. ELIGIBLE INSTITUTION. Except as otherwise agreed to in writing in advance by both Program Lender and NCT, an Eligible Institution shall be any graduate or professional school or four-year college or university which is recognized as such by one or more of the following Accrediting Associations: The Middle States Association of Colleges and Schools; The New England Association of Schools and Colleges; The North Central Association of Colleges and Schools; The Northwest Association of Schools and Colleges; The Southern Association of Colleges and Schools; and The Western Association of Schools and Colleges; and in the case of a professional school that is not affiliated with an accredited undergraduate school, an accreditation agency or group acceptable to both Program Lender and NCT. Such institution's course of study must lead to its granting of a post-secondary degree or a post-baccalaureate degree.

         2.11. ENROLLED. The status of a student who has completed the registration requirements at the Eligible Institution he or she is attending. The Participating Institution will certify Borrower's enrollment status on the GATE(sm) Note (or, if requested by Servicer, in the Loan Roster) prior to disbursement of the proceeds of the GATE(sm) Note and periodically thereafter as required in the Origination Agreement. Servicer shall obtain verification of enrollment from Participating Institutions at least semi-annually for all Borrowers not in Repayment.

         2.12. ESTIMATED TOTAL EDUCATION COSTS. The tuition, fees, and other expenses reasonably related to Borrower's attendance at a Participating Institution for an academic period, which period shall be no longer than a semester. Other costs include, but are not limited to, reasonable transportation and commuting costs and costs for room, board, books and supplies.

         2.13. EXPECTED GRADUATION DATE. The date set forth in the GATE(sm) Note as the date Borrower is expected to graduate or obtain the degree or certificate for which Borrower is Enrolled, which date is verified by the Participating Institution on the GATE(sm) Note. The Expected Graduation Date cannot be corrected or modified subsequent to disbursement of loan proceeds.

         2.14. FORBEARANCE PERIOD. The period of time during which Servicer may allow a Borrower to discontinue or reduce his or her monthly payments of principal and interest under those circumstances where Borrower's ability to make scheduled payments is inhibited.

         2.15. FULL-TIME. Carrying a full-time academic workload at an Eligible Institution as determined by the respective Eligible Institution under standards applicable to all students Enrolled in a similar program of study.

         2.16. INDENTURE TRUSTEE. A bank or trust company acting as trustee for the holders of the bonds which NCT arranges to be issued and secured by GATE(sm) Notes.

         2.17. INTEREST ONLY PERIOD. The period of time beginning on the Deferment End Date and ending on the September 30 that occurs immediately prior to the Amortization Date, during which period Borrower shall make interest payments on the GATE(sm) Note.

         2.18. LOAN ROSTER. The list each Participating Institution sends to Servicer with the GATE(sm) Notes setting forth, for each Borrower, his or her name, social security number, loan amount, and Expected Graduation Date. If requested by Program Lender, the Loan Roster shall also be sent separately to the Program Lender pursuant to the requirements of the Origination Agreement. Upon request, and on at least a weekly basis during any loan offering period, Servicer will provide Interim Loan Rosters to Program Lender, and shall include in such Interim Loan Rosters, for each Participating Institution: (i) the total loan amount for all Borrowers included in the Interim Roster, together with each Borrower's name, social security number, and loan amount; (ii) the current origination factor for each Participating Institution (as the same is provided to Servicer by NCT); and (iii) the amounts to be disbursed to each Participating Institution pursuant to the Origination Agreement.

         2.19. NCT. The National Collegiate Trust, a Delaware business trust formed to facilitate financing for the purchase of GATE(sm) Notes.

         2.20. NOTE DATE. The date set forth on the GATE(sm) Note.

         2.21. ORIGINATION AGREEMENT. The Origination and Funding Agreement between the Program Lender and each Participating Institution which establishes, INTER ALIA, the procedures whereby the Participating Institution, as agent for the Program Lender, will assist in the origination of loans made under the GATE(sm) program and the processing of the GATE(sm) Notes and perform certain other duties set forth therein.

         2.22. PARTICIPATING INSTITUTION. An Eligible Institution which has executed a Participation Agreement and an Origination Agreement.

         2.23. PARTICIPATION AGREEMENTS. The Participation Agreements that establish the contractual obligations between NCT and each Participating Institution with respect to the GATE(sm) Program.

         2.24. PROGRAM LENDER. The First National Bank of Boston, in its capacity as the lender and holder of GATE(sm) Notes.

         2.25. REPAYMENT PERIOD. The Repayment Period is the period during which Borrower is required to make payments, either of interest only or of interest and principal, which period begins on the Deferment End Date and ends when the GATE(sm) Note is paid in full. Generally, the maximum repayment period is thirteen (13) years, including Deferment Periods and Forbearance Periods; provided, however, that all payments due under the GATE(sm) Note must be paid in full within eight (8) years after the Amortization Date. The maximum repayment period can be as many as seventeen (17) years if a Borrower withdraws or loses Full-Time Enrollment status prior to his or her Expected Graduation Date, or if Borrower requests to go into repayment prior to the Deferment End Date.

         2.26. SCHEDULED DEFERMENT END DATE. The first day of the fifth calendar month following Borrower's Expected Graduation Date (generally, October 1 for spring semester graduates).

Section 3.        The GATE(sm) Program

         3.1. MAXIMUM LOAN AMOUNTS. Each separate loan made under the GATE(sm) Program will have limits which are equal to Borrower's Estimated Total Education Costs (less other financial aid received) at the Eligible Institution for the academic period for which the loan is requested and any previous academic periods, with a minimum loan amount of $1,000. Each Participating Institution shall be responsible for verifying that the amount of the GATE(sm) Note does not exceed the maximum loan amount, which verification shall be evidenced by initialing or signing the "School Information" section of the GATE(sm) Note.

         3.2. LOAN REPAYMENT. A Borrower is obligated to pay the holder of his or her GATE(sm) Note the full amount borrowed, plus interest, including any capitalized interest, late fees and collection fees. Borrower will begin making interest payments on the Deferment End Date and will begin repayment of the outstanding principal, including all capitalized interest, on the Amortization Date, and continuing over a period of eight (8) years, including Forbearance Periods. Servicer shall provide Borrower with monthly statements or periodic coupon books indicating the amount of the monthly payments due on Borrower's GATE(sm) Note.

         3.3. EVIDENCE OF INDEBTEDNESS (THE GATE(sm) NOTES). Each loan made under the GATE(sm) Program shall be evidenced by a fully executed GATE(sm) Note approved by Servicer, NCT and Program Lender for compliance with the GATE(sm) Program. See Appendix B for the form of the GATE(sm) Note.

         3.4. ORIGINATION OF THE LOAN. The origination, underwriting and funding of each loan made under the GATE(sm) Program shall be conducted pursuant to the terms and conditions of the Origination Agreement, as well as pursuant to the due diligence requirements set forth in Section 13(a) hereof. By submitting a GATE(sm) Note to Servicer, the Participating Institution certifies to the Program Lender that (i) Applicant is of legal age (and if not, there is a Cosigner), (ii) the GATE(sm) Note states the correct Expected Graduation Date and (iii) the Participating Institution approves the loan amount as conforming to this Program Manual. The Participating Institution further verifies, by submitting the GATE(sm) Note to Servicer, that (i) Applicant is or will be enrolled at the Participating Institution for the academic period for which the loan is requested, (ii) the other information on the GATE(sm) Note is correct, and (iii) the loan is being made in accordance with this Program Manual. In the event that Servicer discovers, in the course of its review of the GATE(sm) Note, any inconsistencies or omissions in the completion of said Note, Servicer shall consult with NCT for guidance in the steps to be taken to correct said inconsistency or omission.

         3.5. DISBURSEMENT OF THE LOAN PROCEEDS. Loans will be funded by the Program Lender in accordance with the procedures set forth in the Origination Agreement, and the proceeds of each loan to be credited to the Participating Institution will be calculated according to the terms and conditions of the Origination Agreement. Upon funding of such loan proceeds, the Participating Institution shall thereupon credit the account of Borrower at the Participating Institution in the full amount of the Note with such credit to be effective as of the Note Date.

         3.6. DEFERMENT PERIODS. After Borrower begins making interest payments (see Section 1.5) and before the date when principal payments begin (see Section 3.8), additional interest deferral is possible. A Borrower who has started making interest payments may defer interest payments in order for the student to complete his or her undergraduate degree on a Full-Time basis at an Eligible Institution or to pursue graduate studies or a residency program on a FullTime basis. In order to qualify for a Deferment Period, Borrower must submit a Deferment Form in substantially the form of Appendix D hereto to Servicer which evidences Borrower's enrollment on a Full-Time basis at an Eligible Institution. Except in instances where Borrower has re-enrolled at the Participating Institution listed as the Educational Institution on the GATE(sm) Note, the Borrower must submit an updated Deferment Form each academic year during which Borrower continues to be enrolled on a Full-Time basis. Deferment Periods shall be included in the calculation of the Repayment Period. Interest accruing on a Borrower's GATE(sm) Note during a Deferment Period is added to the outstanding principal balance of the GATE(sm) Note at the end of the Deferment Period. Servicer shall provide NCT and Program Lender (as holder of GATE(sm) Notes) with monthly reports indicating the GATE(sm) Notes that are presently in Deferment Periods and the amount of deferred interest for such GATE(sm) Note.

         3.7. FORBEARANCE PERIODS. Servicer may grant a Forbearance Period to a Borrower where Borrower's ability to make scheduled payments is inhibited on account of the Borrower's medical condition. Without limiting the foregoing, Borrower's unemployment is not in itself a sufficient reason for Servicer to grant a forbearance period. Grants of Forbearance Periods may be made in monthly intervals and on terms which are consistent with Borrower's GATE(sm) Note. Servicer shall require at least interest coverage payments except where total inability to make such payments is clearly demonstrated. Unpaid principal and interest on a Borrower's GATE(sm) Note during a Forbearance Period is added proportionately, on a monthly basis, to each future principal payment on the GATE(sm) Note. Forbearance Periods shall be included in the calculation of the Repayment Period. Servicer shall provide NCT and Program Lender (as holder of GATE(sm) Notes) with monthly reports indicating the GATE(sm) Notes that are presently in Forbearance Periods and the amount of deferred principal and interest for such GATE(sm) Notes.

         Servicer must comply with the following requirements in granting a Forbearance Period to any Borrower:

                  (a) Servicer must reasonably believe Borrower intends to repay the amounts due on the GATE(sm) Note, but is currently unable to comply with the terms of the GATE(sm) Note.

                  (b) Borrower shall request a Forbearance Period by contacting Servicer. Prior to granting a Forbearance Period, Servicer shall require that Borrower submit correspondence addressed to Servicer from a qualified, licensed physician indicating that Borrower is physically or mentally incapacitated and currently unable to comply with the payment requirements of the GATE(sm) Note. If Servicer approves the Borrower's request, Servicer shall send Borrower a Forbearance Agreement in the form of Appendix C hereto, setting forth the length of the Forbearance Period and the payments due during the Forbearance Period, each as determined by Servicer, and authorizing Servicer to capitalize (by adding to principal balance) any unpaid accrued interest.

                  (c) The Forbearance Agreement shall be signed by Borrower.

                  (d) If Borrower is allowed to postpone all payments for a period of more than three months, Servicer shall mail a notice to Borrower reminding Borrower of his or her obligation to continue payments on the GATE(sm) Note.

                  (e) At the end of the Forbearance Period, Borrower will resume monthly payments on a schedule calculated to repay the GATE(sm) Note within the Repayment Period specified by the GATE(sm) Note.

                  (f) The total of the Forbearance Periods permitted by Servicer may not exceed twelve months for any GATE(sm) Note.

         3.8. PRINCIPAL PAYMENTS. Payments of principal on a GATE(sm) Note shall begin on the Amortization Date and, if not prepaid by Borrower, shall continue for eight twelve-month periods. Servicer shall determine the initial monthly payments to be made by Borrower for each October 1 through September 30 period such that the payments made by Borrower during such periods are substantially equal and the specified percentage of the GATE(sm) Note's principal amount is retired by Borrower during such period. Borrower's initial monthly payments shall be determined to pay the following percentages of the outstanding principal balance of Borrower's GATE(sm) Note as of the Amortization Date in each of the following twelve-month periods:


           OCTOBER 1 TO SEPTEMBER 30                  PERCENTAGE OF PRINCIPAL
              PERIOD FOLLOWING THE                    SCHEDULED TO BE REPAID
               AMORTIZATION DATE                    DURING SUCH 12 MONTH PERIOD
              -------------------                   ---------------------------

                       1                                       5.0%

                       2                                       7.0%

                       3                                       9.0%

                       4                                      11.0%

                       5                                      13.5%

                       6                                      15.5%

                       7                                      18.0%

                       8                                      21.0%


         If Borrower prepays a portion of his or her GATE(sm) Note or is granted one or more Deferment Periods or Forbearance Periods, Servicer shall recalculate Borrower's monthly payments such that all amounts due under Borrower's GATE(sm) Note will be paid on or prior to the final maturity date of the GATE(sm) Note. Prepayments of principal shall not affect the Borrower's obligation to continue to make scheduled payments, but will be applied to and reduce the Borrower's principal balance (and may, therefore, result in fewer payments). In cases of Deferment Periods or Forbearance Periods, the amount of each recalculated monthly payment shall be the sum of (1) the principal amount due on such monthly payment date, taking into account any unpaid principal and capitalized interest to be added proportionately to each principal payment due to Deferment Periods or Forbearance Periods, and (2) the amount of interest due on such monthly payment date based on the interest rate on the GATE(sm) Note and on the total outstanding principal balance of the GATE(sm) Note, taking into account any unpaid principal or interest to be added to such principal balance due to Deferment Periods or Forbearance Periods.

         Payments received on a GATE(sm) Note shall be allocated to amounts due on the GATE(sm) Note in the following order: (1) to accrued interest, (2) to late charges and expenses of the holder of the GATE(sm) Note in connection with collecting past due amounts, if any, and (3) to outstanding principal.

         3.9. FINAL DISCLOSURES. On or before the beginning of the Repayment Period, each Borrower shall be provided with a repayment disclosure statement setting forth Borrower's repayment schedule based on the rules set forth in the GATE(sm) Note and the events that have occurred to cause repayment to become due. Borrower must sign and return a fully completed repayment disclosure statement to Servicer. In addition, if Borrower makes the usual election to finance accrued interest, Borrower shall execute an interest capitalization request furnished by NCT or Program Lender when Borrower executes the repayment disclosure statement. The Participating Institution shall be responsible for obtaining Borrower's signature on the disclosure statement and capitalization request (which request will be included in the disclosure statement) and returning it to Servicer for those Borrowers who are Enrolled at the Participating Institution when the disclosure statement becomes available. It is contemplated that Borrowers' signatures would ordinarily be obtained as part of the exit interview process currently required for all students who have borrowed through government programs. For all other Borrowers, the Participating Institution shall use its best efforts to ensure that the disclosure statement and interest capitalization request is executed and returned to Servicer, including any necessary follow-up efforts to obtain an executed disclosure statement. For Borrowers who have not returned an executed disclosure statement to Servicer at the time of initial billing, Servicer will send an initial bill to the Borrower giving the Borrower the option of paying all accrued interest or an amount equal to the interest payment which would be due if the Borrower had elected to capitalize. NCT will assist Servicer in developing appropriate correspondence explaining the Borrower's options to be included in this initial billing.

         3.10. PREPAYMENT. Borrower may accelerate repayment of the whole or any part of the GATE(sm) Note. Prepayments of principal shall not affect the Borrower's obligation to continue to make scheduled payments, but will be applied to and reduce the Borrower's principal balance (and may, therefore, result in fewer payments).

         3.11. CLAIMS. In the case of a Default, Servicer shall assist Program Lender (if it is the holder of GATE(sm) Notes) and NCT in finding a collection agency to pursue the claim or initiate legal action.

         3.12. UNCOLLECTIBLE GATE(SM) NOTES. Servicer shall promptly notify Program Lender (if it is the holder of GATE(sm) Notes), NCT and each Participating Institution of any GATE(sm) Notes that are delinquent by more than 60 days. Such notification may be provided via Servicer's usual month-end reports.

         3.13. DUE DILIGENCE. The holder of a GATE(sm) Note and its agents shall use Due Diligence in the origination, servicing and collection of GATE(sm) Notes.

                  (a) LOAN ORIGINATION. The loan origination process will be accomplished pursuant to the Origination Agreement and the Participation Agreement. Program Lender shall underwrite the Borrower's loan request and shall reject any applicant with respect to whom a standard credit report reveals that the applicant is: (i) more than 30 days delinquent on any other GATE loan, any other student loan or any other loan from Program Lender; (ii) the subject of a judgment for the nonpayment of a debt in excess of $2000; or (iii) who has had a loan in excess of $2000 charged off by any lender. Participating Institution shall be responsible for certifying the loan amount for each Borrower, having Borrowers execute the GATE(sm) Notes, and submitting the Loan Roster, and the GATE(sm) Notes to Servicer. All GATE(sm) Notes submitted to Servicer are, pursuant to the terms of the GATE(sm) Note, submitted as applications by Borrowers for GATE(sm) Loans. After Program Lender's receipt of Servicer's review of the completion of GATE(sm) Notes and Servicer's confirmation of the loan amounts, Program Lender shall communicate to the Participating Institution in accordance with the terms of the Origination Agreement its acceptance or rejection of each GATE(sm) Note and the loan application represented by the GATE(sm) Note. For each GATE(sm) Note accepted by the Program Lender, Program Lender shall disburse the funds (in amounts calculated according to the terms and conditions of the Origination Agreement) to the Participating Institution. The Participating Institution shall thereupon credit the account of Borrower at the Participating Institution in the full amount of the Note with such credit to be effective as of the Note Date.

                  (b) COLLECTION OF GATE(SM) NOTES. Servicer must exercise Due Diligence in the collection of the GATE(sm) Note.

                         (i) Collection activities shall be performed in
                  accordance with attached Appendix A.

                        (ii) If Servicer does not know the current address of
                  Borrower and cannot determine the current address through the Participating Institution, Servicer shall employ skiptracing techniques to locate Borrower in accordance with the attached APPENDIX A.

                       (iii) Borrowers who are in default on a GATE(sm) Note
                  will be subject to further collection activity, including, but not limited to, referral to a collection agency, legal action and/or attachment of property.

         3.14. LOAN CANCELLATION BY PARTICIPATING INSTITUTION. Participating Institutions may request cancellation of GATE(sm) Notes according to the terms and conditions of the Origination Agreement.

Section 4.        Borrower

         4.1. STUDENT REQUIREMENTS. A student is eligible to be a Borrower under the GATE(sm) Program if the student:

                  (a) is enrolled, will enroll, or is admitted to a Participating Institution in a certificate or degree-granting program, and such enrollment or admission is on a Full- Time basis;

                  (b) is a citizen of the United States or is a Certified Permanent Resident (as defined below) or a foreign student with a qualifying Cosigner;

                  (c) is of legal age to execute a binding note or has a qualifying Cosigner;

                  (d) has made satisfactory repayment arrangements on any previously defaulted student loan;

                  (e) has satisfied any additional eligibility requirements established by the Program Lender and the Participating Institution, including, without limitation, those set forth in Section 3.13(a) hereof, provided such requirements comply with all federal and state laws and regulations; and

                  (f) for all students enrolled at Participating Institutions listed on Appendix E hereto (as the same is amended by Program Lender from time to time), if the student has a Cosigner.

For purposes of this Section, in order to be a Certified Permanent Resident, the student applicant must: (i) possess a valid I.151 or I.551 (green card); (ii) provide the name of his/her country of citizenship and registration number in the application provided to the Participating Institution; and (iii) provide his/her original I.151 or I.551 to the Participating Institution for photocopying. The Participating Institution shall bear responsibility for confirming that each student meets the eligibility requirements set forth in subsections (a), (b), (c), (e) and (f) of this Section.

         4.2. COSIGNER REQUIREMENTS. If a Cosigner is required for a GATE(sm) Note because the Applicant is a non-resident, Program Lender (or its designee acting on Program Lender's instructions) shall conduct credit underwriting on such Cosigner once it (or Servicer on its behalf) receives the loan documentation identifying such Cosigner, together with a Cosigner credit application. Cosigner underwriting may also be required by Program Lender for other Cosigners in accordance with standards established by the Program Lender and NCT, provided such standards comply with all federal and state laws and regulations. If Cosigner underwriting is required, the loan shall not be made if the Cosigner does not satisfy the credit criteria established by Program Lender in consultation with NCT. Program Lender will provide all equal credit opportunity notices required by law. In all cases in which a credit-tested Cosigner is required, the cosigner portion of the GATE(sm) Note shall be completed, and the Participating Institution shall forward a completed Cosigner Credit Application together with the GATE(sm) Note.

Section 5.        Permissible Charges

         5.1. INTEREST.

                  (a) ACCRUAL OF INTEREST. Beginning on the Note Date and ending on the day before the GATE(sm) Note is repaid in full, interest will accrue daily on the unpaid principal balance at the interest rate on the GATE(sm) Note, as described in Section 1.4 hereof.

                  (b) PAYMENT OF INTEREST. Interest accrued on the GATE(sm) Note during the period of time from the Note Date to the first day of the calendar month prior to the Deferment End Date will be paid or capitalized and added to the principal amount of the GATE(sm) Note as described therein. Interest accruing during Forbearance Periods and Deferment Periods will be paid or capitalized and added to the principal amount of the GATE(sm) Note as described herein.

         5.2. LATE CHARGES. Borrowers may be assessed late charges when payments are more than 15 days overdue. To the extent allowed by law, the late charge shall be $5.00. In addition, interest at the interest rate on the GATE(sm) Note shall accrue on the outstanding principal balance of overdue payments to the extent permitted by law. Servicer shall provide the Program Lender (if it is holder of GATE(sm) Notes) and NCT with monthly reports indicating the late charges that have been assessed on any GATE(sm) Notes.

         5.3. COLLECTION EXPENSES. To the extent permitted by law, reasonable attorney's fees and other reasonable and necessary costs of loan collection may be assessed against a Borrower who defaults.

         5.4 AMENDMENTS. This Program Manual may be amended or revised by NCT from time to time pursuant to the terms of Section 1.7 hereof (including approval by Program Lender and Servicer as provided in Section 1.7).

TABLE OF APPENDICES

Appendix A   -   GATE(sm) Diligence Schedule

Appendix B   -   Form of Note

Appendix C   -   Forbearance Form

Appendix D   -   Deferment Form

Appendix E   -   Participating Institutions at which Students will be required to have a Cosigner

                                   APPENDIX A
                                   ----------

                           GATE(SM) DILIGENCE SCHEDULE
                           ---------------------------


Servicer may, at its discretion, perform each of the above listed activities within five days, plus or minus, of the day stated in this Appendix A.

SKIP TRACING
- ------------

If the Servicer is unable to locate the Borrower, skip tracing will be initiated within 10 days. The Servicer will use the following methods to try to locate the
Borrower:

                  1. Telephone contact attempted at all telephone numbers indicated in Borrower's file. Directory assistance is contacted.

                  2. A letter is sent to the Borrower's last known address.

                  3. Attempts are made to contact references by telephone. References are provided with a toll-free telephone number which they may give to the Borrower. If telephone contact is not established with the references, a letter is sent requesting location information.

                  4. The Borrower's last known school is contacted for a current address.

                  5. If it is known that the Borrower is in the military, a letter will be sent to the appropriate branch requesting location information.

                  6. A name file data base is utilized to cross-match borrowers with the same last name in the same city or at the same address.

                  7. Information is requested from the appropriate Department of Motor Vehicles, if accessible at no cost.

                  8. Information is requested from state employment bureaus. Attempts are made to contact the Borrower at his place of employment. If the Borrower is no longer working at his last known place of employment, the personnel office is contacted for a forwarding address.

                  9. Cross-reference information is requested for the Borrower's last known address. Attempts are made to contact neighbors to verify that the Borrower still resides at that address or to determine the Borrower's new address.

                  10. Attempts are made to contact the tax assessor to determine the name, address and telephone number of the owner of the property where the Borrower last resided. The owner is contacted for location information on the Borrower.

                  11. Attempts are made to contact associations and licensing bureaus if the Borrower's education suggests that this may be a lead in locating the Borrower.

The Servicer will begin skip tracing when any mail to the Borrower is returned because of an invalid address or when a collector is unable to reach a delinquent Borrower through calls to the number listed in his records. Skip tracing may begin as early as the introductory mailing to the Borrower and may become necessary at any time during the grace, repayment, or deferment periods. The Servicer will continue skip tracing until all sources of information have been contacted.

                                   APPENDIX B
                                   ----------

                                  Form of Note

                                   APPENDIX C
                                   ----------

                                Forbearance Form

                                   APPENDIX D
                                   ----------

                                 Deferment Form

                                   APPENDIX E
                                   ----------

(Participating Institutions at which students will be required to have a Cosigner)

1. Geneva College

2. Babson College

3. Illinois Institute of Technology

4. Catholic University